Listing Report:Supplement No. 141 dated Jan 08, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 282851
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 38.47%	Starting monthly payment:	$229.02

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2002	Debt/Income ratio:	35%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,431	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ping10711	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
Paying off cresit debt

My financial situation:
I have just started a new job after spending?4 years with last employer I found another company which is their competitors who are paying me 40% more than what I was getting at the old company
Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 100
??Insurance: $ 100
??Car expenses: $ 420
??Utilities: $
??Phone, cable, internet: $?500????
??Food, entertainment: $?100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 303233
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.54%	Starting borrower rate/APR:	8.54% / 10.63%	Starting monthly payment:	$157.93

Auction yield range:	4.20% - 7.54%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1986	Debt/Income ratio:	11%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	16 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$436,806	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	dmansfield	Borrower's state:	Pennsylvania	Borrower's group:	Military Lending Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment Purchase
Purpose of loan:
To purchase more equipment for my window restoration company, specifically a joiner and insulated glass system

My financial situation:
Our business continues to grow, we will do over $750,000 this year - I want to use our cash flow for sales and marketing and loans for equipment.? Visit us at www.chwindows.com? We have been profitable from our first day; and we are growing every month.? We are benefitting from the recession and the tax incentives for home energy savings and commercial property incentives.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 310671
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1993	Debt/Income ratio:	207%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	29	Length of status:	3y 5m
Amount delinquent:	$2,749	Revolving credit balance:	$800	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Phillyattorney74	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	720-739 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	640-659 (Feb-2007) 640-659 (Feb-2007)
Principal balance:	$909.48	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Buying a Ring
I am an attorney currently working in Maryland and DC.? I used Prosper in the past to help me consolidate some of my debts after law school.? I had a good experience and am looking forward to using Prosper again to raise the money to buy an engagement ring.?I have detailed my income and debts below.? Even though I listed?my mortgage as $900 it is less since I have another person paying half the expenses.? Also, my first prosper loan of $305 only requires two more payments and will be fully repaid by March 2010.? ???

INCOME: I made?72k in 2007, 80k in 2008 and 65k in 2009.??

DEBTS per month:?
????Home Mortgage?????????? $900
????Prosper Loan?????????????? $305
????Phone (cell? & home)??? $110
????Utilities????????????????????????$200
????Cable??????????????????????????$100
????Car insurance????????????????$80
????Best Buy??????????????????????$50????
????Total?????????????????????????? $1745

Thank you

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430397
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$255.89

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-2003	Debt/Income ratio:	23%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,811	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	azardm	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off and close some of my high interest credit card and better my credit score in time to purchase our first home.

My financial situation:I am an excellent candidate for this loan -
? Employed at a very successful pharmaceutical Company for more than three years as a research scientist.
? Excellent history of on-time payments.
? I have not requested any new credit in the last two years.
? Low credit utilization over the last two year.
? Focused plan to buy our first home in 2010 or early 2011with a good home loan.

My debt is a result of unavoidable circumstances listed below -
? Tuition expenses incurred while at University.
? Used saved money for wedding last December without accumulating new debt.
? Major part of my expenditure over the last two years included helping pay my wife through graduate school. She graduated last month with a Masters in Chemical Engineering and hope to be employed shortly.
? Auto accident in 2007? insurance company did not cover the whole cost resulting in out of pocket expenses (see auto loan from Brookline Bank in credit report).

I look forward to answering any questions or concerns you may have. Thank you.

Monthly net income: $ 3528

Monthly expenses: $ 2475
Housing: $ 700
Insurance: $ 165
Car expenses: $ 100 for gas and tolls ? no car payments.
Utilities: $ 100
Phone, cable, internet: $ 110
Food, entertainment: $ 200
Clothing, household expenses $ 100
Credit cards and other loans: $ 700
other expenses: $ 300 ? investing in company stock and for 401K savings.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434393
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.10%	Starting borrower rate/APR:	18.10% / 20.31%	Starting monthly payment:	$651.65

Auction yield range:	11.06% - 17.10%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1979	Debt/Income ratio:	45%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	45 / 37	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	76	Length of status:	33y 5m
Amount delinquent:	$0	Revolving credit balance:	$46,678	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	principal-kingdom	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying high interest credit cards
Purpose of loan:
This loan will be used to? pay off credit cards that raised their interst rate for no reason; I always pay my payments on time and usually pay more than the minimum.

My financial situation:
I am a good candidate for this loan because?I have a steady job.? I have an excellent payment history.? I have never not paid any debt I owed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440339
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$301.40

Auction yield range:	17.06% - 20.00%	Estimated loss impact:	26.13%
Lender servicing fee:	1.00%	Estimated return:	-6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1994	Debt/Income ratio:	31%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	30	Length of status:	8y 2m
Amount delinquent:	$624	Revolving credit balance:	$6,813	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	jeaninemarie	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards & my Harley
Purpose of loan:
This loan will be used to? pay off my existing credit card debt as well as paying off?a portion of my Harley motorcycle.

My financial situation:
I am a good candidate for this loan because? I have a well paying occupation in the community, working with the Police Department for over 8 years.? I own my own home and have steady income?from my employment as well as from a roommate who has lived with me for over a year and a half.??I haven't been late on any sort of payment?in over 4 years, and don't intend to start now.? However, I do have some collection debt that I do need to?take care of, which has unfortunately hurt my credit score a bit.? I also see that it shows up on my listing as "now delinquent" which is incorrect as they are?collection medical?bills.?I intend to put this loan to good use, paying off my debt and intend to keep myself debt free.??I would like to take the time to sincerely?Thank You for reading my listing and hope you will consider me?as a candidate.?

Monthly net income: $?5550??????

Monthly expenses: $ 4192
??Housing: $ 1800????
??Insurance: $ 142
??Car expenses: $ 100
??Utilities: $ 300
??Phone, cable, internet: $ 200
??Food, entertainment: $?275
? Clothing, household expenses $ 100
??Credit cards and other loans: $ 1200
??Other expenses: $ 75.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441117
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 7.34%	Starting monthly payment:	$154.39

Auction yield range:	3.06% - 6.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	4.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1999	Debt/Income ratio:	14%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	mommy2b2009	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	800-819 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	0 ( 0% )	780-799 (Jun-2008)
Principal balance:	$4,731.33	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Paying off credit card
Purpose of loan:
This loan will be used to pay off?my?credit card.? I am looking for a lower fixed interest rate.?
My financial situation:
I am a good candidate for this loan because being debt free is very important to my husband and I.? We are actively working towards the goal of being debt free.? We haven't?added any additional debt in over?2 years.? Paying off current old debt is our biggest fincial priority.? We paid off our $42,000 HELOC home purchase loan.? It only took 3 years.? That loan was our main focus for the past couple of years and now our attention is on the remaining credit card and saving money on the interest.??Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441241
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$104.04

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1981	Debt/Income ratio:	13%
Credit score:	600-619 (Jan-2010)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	1y 7m
Amount delinquent:	$500	Revolving credit balance:	$5,929	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	lowerdebt2007	Borrower's state:	California	Borrower's group:	Computer & IT Professionals
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	600-619 (Latest)
Principal borrowed:	$4,100.00	< mo. late:	0 ( 0% )	560-579 (Apr-2007) 560-579 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Improve Cash Flow
Purpose of loan:?
Living in Southern California is an expensive proposition. In 2002, my employer went out of business and I was out of work for approximately nine months. In 2003, I secured employment with Amgen and have spent the last three years cleaning up the mess the unemployment caused me. My credit was severely affected and has forced me to borrow money at high interest rates. We recently had our first child in 2006 and my wife has had to cut back her hours to take care of him. This money will help me stop paying interest only payments to Cash Call and begin paying down principal.???

My financial situation:
My performance at my current employer has resulted in double digit salary increases over the past three years. I expect this to continue as?I increase my income and repair my past misfortune. My $5,500 monthly income allows me to meet all of my expenses and begin?the process of retiring the old debt. My objective is to pay off all unsecured loans and credit cards by the end of the year. This loan will help me reach this goal. Please help me in this endeavor.

My monthly budget:
Mortgage/rent: $2,000????
Insurance: $226
Car expenses: $750
Utilities: $375
Phone, cable, internet: $180
Food, entertainment: $350
Clothing, household expenses $100
Credit cards and other loan payments: $650
Other expenses: $100---------------------------------------
Total monthly expenses: $4,731

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441491
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$376.75

Auction yield range:	17.06% - 20.00%	Estimated loss impact:	26.13%
Lender servicing fee:	1.00%	Estimated return:	-6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1992	Debt/Income ratio:	12%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	35	Length of status:	0y 5m
Amount delinquent:	$13,138	Revolving credit balance:	$6,333	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	34%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	blue-principal-sapling	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Interested in lower interest
Purpose of loan:
This loan will be used to pay off credit card debt with very high interest rates.
My financial situation:
I am a good candidate for this loan because I am a masters prepared registered nurse with two steady jobs and a good income. I am motivated to reduce my debt and obtain more financial freedom.

Monthly net income: $ 9,000

Monthly expenses: $
??Housing: $ 2576
??Insurance: $?360
??Car expenses: $ 400
??Utilities: $?200
??Phone, cable, internet: $ 330
??Food, entertainment: $?650
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441497
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2004	Debt/Income ratio:	60%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	6y 3m
Amount delinquent:	$111	Revolving credit balance:	$396	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	return-fluffy-bunny	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bills
Purpose of loan:
This loan will be used to?pay bills

My financial situation: is good, but after holidays I hit a rough patch
I am a good candidate for this loan because?I will not be using the full $1000 required to apply...I only need $600 & the rest will be applied to the loan

Monthly net income: $ $3074

Monthly expenses: $
??Housing: $ 1500.00
??Insurance: $ 140.00
??Car expenses: $ 1000.00
??Utilities: $ 300
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 124.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441503
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	5.00%	Starting borrower rate/APR:	6.00% / 8.06%	Starting monthly payment:	$638.86

Auction yield range:	4.06% - 5.00%	Estimated loss impact:	2.10%
Lender servicing fee:	1.00%	Estimated return:	2.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-2003	Debt/Income ratio:	18%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$411	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	APG	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Invest in Forex - foreign currency
Purpose of loan:
I am planning to Invest this in few different currencies...mostly in "Rupee". Rupee has bounced back by 13% after touching a record low of 52.18 in March 2009. It is currently at 45.75, it was at 38.5 during?Jan/Feb 2008 and it is expected to hit around 35.00 by the end of 2010.

Ask me any questions and surf the net, make your decision base on forcasts and fact. Try this website...http://forecasts.org/exchange-rate/india-rupee-exchange-rate.htm

My financial situation:
I am a good candidate for this loan because?

1. Excellent Credit History.
2. Full time employment
3. Have a Emergency savings account more than the loan amount, just don't wanna touch it right now.
4. Land, stocks, IRA & 401k Savings.
5. I have a good knowledge of currency investing & general investing.
5. Your money will be safe and we will make money together.
6. Wife is employed too, so household income is way higher than listed.
7. I don't own a house and do not plan any soon, so I don't have any payments other than my Car.
8. Planning to pay this off sooner than 3 years.

"Let's do this together".
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441519
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,800.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 12.61%	Starting monthly payment:	$286.02

Auction yield range:	4.06% - 9.50%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1994	Debt/Income ratio:	24%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	23y 7m
Amount delinquent:	$0	Revolving credit balance:	$20,501	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pegasus44	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	740-759 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	760-779 (Mar-2008)
Principal balance:	$2,694.75	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Paying Off personal debt
Purpose of loan:
This loan will be used to?
I will be using this loan to pay off some personal debt that?I incurred over the past 3 years.? I can make payments on the debt, but would prefer to just pay them off and have one payment.

My financial situation:
I am a good candidate for this loan because?
I take my debts very seriously.??I have never walked away from any debt - no matter how hard it was to pay it back.? I am a hard worker and?have a very good job.? I am currently in a very strong financial position to repay a loan of this size.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441527
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$123.12

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1999	Debt/Income ratio:	55%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$10,249	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	important-yield4	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card payoff
Purpose of loan:
This loan will be used to pay down existing debt. I recently received a notice in the mail stating that my credit interest rates are going up to a ridiculous level. I'm currently trying to pay off the debt completely. I recently ran my credit report and the score falls under the fair category of 645. I currently work full time and have the opportunity to make monthly bonus in which I have not included in my income. The bonuses can add up to an additional $432.00 per month.

My financial situation:
I am a good candidate for this loan because I have a solid payment history, a credit score of 645/Fair, I'm honest, I'm trying to pay off my debt completely and with your help I can knock out two credit cards completely. But most importantly, I keep my word.

Monthly net income: $ 2823.49

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 65
??Car expenses: $289
??Utilities: $ 0
??Phone, cable, internet: $0
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 610
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441531
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1995	Debt/Income ratio:	54%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$407	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	wise-lively-power	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to pay off debt. I will pay credit cards off and a few student loans. I will also create an emergency cushion in our savings.

My financial situation:
I am a good candidate for this loan because I make enough money to pay my bills every month and I am working on improving my credit score.

Monthly net income: $ 1871.00

Monthly expenses: $
??Housing: $ 700.00
??Insurance: $ 44.00
??Car expenses: $ 50.00
??Utilities: $ 60.00
??Phone, cable, internet: $ 140.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $?60.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441539
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$806.68

Auction yield range:	8.06% - 9.00%	Estimated loss impact:	8.68%
Lender servicing fee:	1.00%	Estimated return:	0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1995	Debt/Income ratio:	23%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$55,076	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	investment-carnation8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
renovating a rental unit
Purpose of loan:
This loan will be used to renovate a 2 family home that I just purchased with my fiance. We are going to rent out one of the units at about half the cost and would like the unit to look more modern. The kitchen, bath and family room look like they were decorated in the sixties. This look will drastically limit the chances of us being able to rent the apartment for a decent price, so we decided to renovate the apartment.
My financial situation: I work as a project manager for a major corporation making 103000 a year.
I am a good candidate for this loan because I have good credit and a good job making good money which shows that I will be able to make timely payments. Thanks,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441549
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$734.41

Auction yield range:	17.06% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-2004	Debt/Income ratio:	42%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$8,846	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	keen-euro	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff credit cards/tuition balance
Greetings-

I plan to use this loan to consolidate my credit card and tuition debt. I have a five year plan beginning January 2010 to pay off my debt in the first 3 years, and then save towards a deposit on my first home in the last two years. I have no late payments, overdue accounts or derogatory information on my credit history.

My monthly net income is: $2192
Monthly net expenses are: $1994
Breakdown of monthly expenses in USD:
Gas for month 80.00
Car Insurance 120.00
Cable+Internet 95.00
Cell Phone 60.00
Groceries 100.00
Electric bill 45.00
BOA cr-card 130.00
Wpccu cr-card 120.00
Wpccu Loan 125.00
Chase cr-card 55.00
Apt Rent 800.00
Car Note 264.00

Total: $1994.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441607
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.06% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1993	Debt/Income ratio:	12%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$10,474	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Mryellow	Borrower's state:	Florida	Borrower's group:	Avatar Economic Solutions
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bridge loan
Purpose of loan:
This loan will be used to?pay off a 401(k) account loan, then pull $10k out to pay back this loan.? This should take two weeks or so and I am willing to accept a higher rate for quick funding.

My financial situation:
I am a good candidate for this loan because? the loan is guaranteed with 401(k) assets and its a short term loan

Monthly net income: $ 5,000

Monthly expenses: $
??Housing: $ 1,100
??Insurance: $
??Car expenses: $ 140
??Utilities: $ 100
??Phone, cable, internet: $ 85
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-2001	Debt/Income ratio:	16%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	1y 11m
Amount delinquent:	$4,321	Revolving credit balance:	$32	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Chi_ILL	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Married in 30 days!!!!
Purpose of loan:
This loan will be used to pay off the balance of vendor contracts, a honeymoon, and miscellaneous or unforeseen "day-of" expenses.?

My financial situation:
I am a good candidate for this loan because I have been working on paying down my debt consistently for a year.? Since I've gotten out of graduate school I have never missed a student loan payment, car payment or credit card payment.? The Wedding budget has for the most part stayed on track however I would like to use this money to pay off the remaining vendors and to take a honeymoon!? I would like to add that I have plans in place to live with my In-laws after the wedding which means I will no longer have any living expenses rendering my entire income as "debt repayment".

My future husband is also currently employed with the same company for over 3 years whose monthly net income is $2,900.00
Monthly net income: $ 2,100.00

Monthly expenses: $ 1,500.00
??Housing: $ 400.00
??Insurance: $ 50.00
??Car expenses: $ 300.00
??Utilities: $ 0.00
??Phone, cable, internet: $ 0.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441619
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 11.60%	Starting monthly payment:	$153.76

Auction yield range:	4.06% - 8.50%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1995	Debt/Income ratio:	48%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	21 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	10y 9m
Amount delinquent:	$0	Revolving credit balance:	$92,814	Occupation:	Religious
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pleasant-integrity7	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off 2 credit cards
Purpose of loan:
This loan will be used to pay off two credit cards.

My financial situation:
I am a good candidate for this loan because I have?a long history of paying my bills and the monthly payment will be less than what I am now paying with these 2 cards.

Monthly net income: $7,433.00

Monthly expenses: $
??Housing: $785.00
??Insurance: $176.00
??Car expenses: $350.00
??Utilities: $275.00
??Phone, cable, internet: $189.00
??Food, entertainment: $ 75.00
??Clothing, household expenses $175.00
??Credit cards and other loans: $ 523.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441625
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.49%	Starting borrower rate/APR:	9.49% / 11.59%	Starting monthly payment:	$320.28

Auction yield range:	4.06% - 8.49%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1989	Debt/Income ratio:	22%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	11y 8m
Amount delinquent:	$0	Revolving credit balance:	$50,511	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	direct-listing4	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reduce high interest balances
Purpose of loan:
This loan will be used to pay down balances on credit cards that are at high interest rates.

My financial situation:
I am a good candidate for this loan because I have been employed with the same company for over 11 years and have a solid position as a General Manager.? The company is a publically traded global company with a secure balance sheet.

Monthly net income: $ 11,300 plus annual bonus around $25,000 annual bonus

Monthly expenses: $ Normal monthly expenses.
??Housing: $ 2500
??Car expenses:?Cars are paid in full.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441631
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$362.98

Auction yield range:	17.06% - 17.29%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1989	Debt/Income ratio:	25%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	20	Length of status:	1y 3m
Amount delinquent:	$4,496	Revolving credit balance:	$2,420	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	FloridaMortgagePro	Borrower's state:	Florida	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 92% )	640-659 (Latest)
Principal borrowed:	$5,150.00	< mo. late:	2 ( 8% )	660-679 (Dec-2009) 660-679 (Nov-2009) 720-739 (Aug-2007) 600-619 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Paid Prosper 1 Yr Early!
Personal: I am am an Operations Manger of a Commercial Refrigeration/AC Company.? My wife and I have a beautiful 3 year old little boy. In the past I had a few bruises on my credit, all is cleaned up and no deliq.? An old judgment on my credit rpt was PIF some time back.?Most of what you see as credit bal on my credit rprt is paid.First prosper loan has still not been reported from credit bureaus.It is PIF, zero balance and paid early.

Purpose of loan: Expansion Fitness Bootcamp

I have managed big box companies and know the importance of P & L and budgeting. My debts on time or early.? I am an entrepreneur and driven to succeed.
Monthly net income: $4800.00
Monthly expenses: $ 2576.00?
Housing: $1000.00??
Insurance: $300.00??
Car expenses: $596.00??
Utilities: $180.00??
Phone, cable, internet: $100.00??
Food, entertainment: $300.00??
Credit cards and other loans: $100.00
10 years of personal training experience..Need more equipment and hire more trainers.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441635
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$324.32

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1985	Debt/Income ratio:	37%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$30,089	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	interest-giraffe584	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	760-779 (Latest)
Principal borrowed:	$18,000.00	< mo. late:	0 ( 0% )	740-759 (Nov-2009) 760-779 (Sep-2008)
Principal balance:	$11,891.28	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Consolidating credit card debt
Purpose of loan:
I will use this loan to consolidate credit card debt accumulated from hospital bills this past year. We will be able to lower our monthly payment significantly by consolidating this debt and make our life much easier to manage.

My financial situation:
I am a great candidate for this loan because of my long and excellent payment history with my creditors as well as earning a good income within an industry I have been in since 1991. Thanks for your consideration and to the Prosper community.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441639
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	24.25%	Starting borrower rate/APR:	25.25% / 27.56%	Starting monthly payment:	$498.65

Auction yield range:	8.06% - 24.25%	Estimated loss impact:	7.58%
Lender servicing fee:	1.00%	Estimated return:	16.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1973	Debt/Income ratio:	44%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	31 / 24	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	26y 5m
Amount delinquent:	$0	Revolving credit balance:	$57,564	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	spry-durability	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new bath,kitchen
Purpose of loan:
This loan will be used to? home improvement

My financial situation:
I am a good candidate for this loan because? my repayment history is excellent, my financial situation has remained stable thru our current recession and i don't see any changes that would effect my current situation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441641
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,112	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	unconquerable-p2p8	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Cards
Purpose of loan:
This loan will be used to pay off my credit cards and purchase an upgrade and new software for my business

My financial situation:
I am a good candidate for this loan because I haven't missed a payment on anything in over 7 years and I'm committed to keeping it this way.

Monthly net income: $3050

Monthly expenses: $2186
??Housing: $570
??Insurance: $60
??Car expenses: $100
??Utilities: $200
??Phone, cable, internet: $206 (need for business)?
??Food, entertainment: $350
??Clothing, household expenses $50
??Credit cards and other loans: $400
??Other expenses: $250 (other business expenses)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441649
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.10%	Starting borrower rate/APR:	18.10% / 20.31%	Starting monthly payment:	$90.51

Auction yield range:	17.06% - 17.10%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2001	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	15 / 15	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$19,819	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	speedy-hope	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Medical Board Exams
Purpose of loan:
This loan will be used to?pay for Medical Board Examinations?

My financial situation:
I am a good candidate for this loan because I plan to pay this loan in a short time period (within a few months)?once I start working full time within a few months.

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 110
??Car expenses: $ 140
??Utilities: $ 0
??Phone, cable, internet: $ 75
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441651
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.99%	Starting borrower rate/APR:	8.99% / 11.08%	Starting monthly payment:	$158.98

Auction yield range:	4.06% - 7.99%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	5.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1990	Debt/Income ratio:	26%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	13y 5m
Amount delinquent:	$0	Revolving credit balance:	$50,850	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	racerette	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off 4 of my credit cards, some of which recently had an increase in APR, even after years of perfect payments.

My financial situation:
I am a good candidate for this loan because I have a stable full time job, and have been sticking to a financial plan to get out of debt in 5 years. Just need to pay off some high interest cards to do so.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441653
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1996	Debt/Income ratio:	31%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$17,897	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	coin-carnation	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
About to be a new mom
Purpose of loan:
I am about to be a mom for the first time?and am hoping to?take a maternity leave so I can spend some time with my new baby. Unfortunately my company doesn't pay while I am on leave.? I will be using this loan to cover some of my expenses and medical bills?while I am on leave.

My financial situation:
I always make my payments on time and have been working hard to make sure that my credit stays in good standing. My leave from work will not affect my ability to pay back on the loan, as I will be using savings/etc. to make these payments.

Monthly net income: $ 2600 (not including spouse income)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441661
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1994	Debt/Income ratio:	4%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	1 / 1	Employment status:	Retired
Now delinquent:	0	Total credit lines:	18	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	5
Screen name:	elevated-pound5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
move into new home
Purpose of loan:
This loan will be used to? move from California to Nevada & purchase some home appliances needed.? I just purchased a new home in Nevada & do not have enough capital to move.?
My financial situation:
I am a good candidate for this loan because? I am willing to put my 1997 Corvette up to secure this loan.?This car has 60,700 miles and valued between $13,000 to $16,000. I am also willing to do a direct payment from, my bank account. I will be willing to pay back this loan from 6 months to 36 months depending on the interest rate.? I

Monthly net income: $ 2960

Monthly expenses: $
??Housing: $?965
??Insurance: $ 175
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
Credit cards and other loans: $ 0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441667
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$878.93

Auction yield range:	8.06% - 15.00%	Estimated loss impact:	7.34%
Lender servicing fee:	1.00%	Estimated return:	7.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2000	Debt/Income ratio:	23%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,200	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	investment-merry-maker	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?pay off credit cards.?

My financial situation:
I am a good candidate for this loan because? I have good credit, up until recently all my bills have been paid on time. My wife and?I have a few credit cards in both our name plus car payments and its just to many things to juggle.?I have a good job and would be able to pay on a bi weekly or mothly basis.?Our debt in credit cards are on 3 cards, the balances are about $12,000 $8000 and $5000. Yes we have learned from our excessive spending and have not used credit cards in 6 months. Now we just need a little help digging out.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441675
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$318.39

Auction yield range:	17.06% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1999	Debt/Income ratio:	50%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$10,094	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	capital-refuge6	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off credit card debt.

My financial situation:
I am a good candidate for this loan because? I have always paid my credit cards on time. The only negative marks on my credit are on the mortgage that I had. I have refinanced my home with a better interest rate and payment. The history of my credit in the past in very good. I've had several car loans and never once was I late. My Fiance lost his job shortly after we bought the house and that's where the mortgage lates stem from. We have been in good standing on everything for 1-1/2 - 2 years.

Monthly net income: $ 2184.00

Monthly expenses: $
??Housing: $?605
??Insurance: $ 65.51
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 100.00
??Clothing, household expenses $
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441681
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,429	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	five-star-greenback	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUSINESS GROWTH
Purpose of loan:
This loan will be used to invest in and grow my business.

My financial situation:
I am a good candidate for this loan because I have been very successful at growing my business over the past 4 years.??My bills are paid on time, and I have not had late payments?on any previous loans or lines of credit.?

Monthly net income: $ 8,350

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 100
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
My phone and car are paid for by the business.? All other household expenses are included in rent.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441683
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	9 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	14	Length of status:	12y 1m
Amount delinquent:	$329	Revolving credit balance:	$34,482	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	attraction952	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Increase Inventory
Purpose of loan:
This loan will be used to increase my inventory. I want to be able to sell a variety of different merchandise. I have been in business for 12 years. I have a kiosk inside the mall which has been operating for the last four years. Prior to that, I was doing business on the internet and trade shows.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time. I wasn't able to get a loan, so I borrowed money from a friend. He?was able to give me a?$30,000 loan at 33.5% for 48 months. I was able to pay him back with not?a single late payment and always on time. I have written proof, cashed checks and record logs if?needed.??

There is a deliquency on my credit report that shouldn't be there. I am trying to get it removed. My wife had an emergency surgery last year. The hospital billing department has too many people processing their statements and there was a mix-up. I have cancelled checks to prove that I have been paying.

I filed bankruptcy approximately ten years ago. It happened during the early stages of my business. I made some financial errors. I used my credit cards to run my business. I know that wasn't the right thing but sometimes it seems the only way at that time.

Monthly net income: $5,000

Monthly expenses: $4,609
??Housing: $600
? Health & Car?Insurance: $438
??Car expenses: $331 (will be paid-off by Aug. 2010)?
??Utilities: $80
??Phone, cable, internet: $160?
? Credit?cards: $1000?
??Mall Rent (Kiosk): $2000

Thank you for your kind consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441685
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 11.35%	Starting monthly payment:	$98.22

Auction yield range:	3.06% - 10.00%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	17 / 16	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	14y 6m
Amount delinquent:	$0	Revolving credit balance:	$122,231	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	mothandrust	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hedging My Prospeculation
I have been a Prosper lender since March 2007.

In the event the borrowers on ?my? Prosper Notes are still paying faithfully every month, but Prosper ceases to pass those payments on to me, I want to be protected.

While we hope for the best, these days even large companies have gone into receivership, leaving unsecured creditors in a long and crowded line behind bankruptcy lawyers, employees, bankers, tax collectors, and senior secured creditors.?

Unsecured creditors (that?s us lenders) often only receive a few pennies on the dollar in such situations.

I will invest the loan proceeds to keep my portfolio (50% stocks/40% bonds/10% gold) in balance.? If I am underweight high-yield corporate bonds, I might buy a junk bond ETF or I may bid on Prosper listings.

If Prosper should cease to credit me the interest payments due me on ?my? Notes, I could then stop paying on my loan to offset that.? If this were to happen, you would not get your payments?but you wouldn?t be getting them on any of ?your? other Prosper loans either!

But if Prosper continues to prosper, I will pay off this loan after my lending portfolio has wound down (when all my loans are paid off or charged off).

My Other Debts and Interest Rates

1st Mortgage: 30-year fixed 196K at 4.75%;? Chase HELOC 110K at 2.49% (Prime Rate minus 0.76%), secured by home appraised at 380K on 4/09.

?8K credit cards at 3.99% (unsecured, fixed forever).

Assets to Unsecured Debt Coverage > 800%

The photo shows 16 gold 1oz Canadian Maple Leafs (worth 18K) and 72K of marketable securities held in a non-retirement account.

To zoom the photo, click the small photo on the right.? That will pull up my profile page.

Other Disclosures

I will cancel this listing if I do not get a rate bid-down comparable with other recent AA listings, so don?t come crying to me that your $50 got tied up for a week.? If the rate gets to 5% or lower I will not cancel.

I am an active participant on an unmoderated P2P lending forum which hosts my blog (google ?mothandrust endorsements? to find it).? I am starting a message thread there in the ?Check Out My Listing!? section to discuss this listing.

I use the ?mothandrust? username only in connection with my Prosper-related activities.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441687
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 9.34%	Starting monthly payment:	$47.70

Auction yield range:	3.06% - 8.00%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	840-859 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$4,144	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dcm6276	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lender of 41 Loans to Reinvest
Purpose of loan:
This loan will be used to re-invest in Prosper.? I have been a Prosper lender for nearly 3 years, with?41 loans thus far.

My financial situation:
I am a good candidate for this loan because I have been a member since?November?10th, 2006, and I have provided the Prosper community with?41 loans?to-date.?I am a?person of high?integrity, and I ALWAYS repay my debts.

I have a Bachelors of Science in both Finance and Real Estate from Florida State University.? I buy and sell residential real estate in Atlanta, Georgia, and I also spend quite a bit of time investing in the stock market. I make $50,000-$60,000 annually, not including a steady stream of stock dividends which I reinvest in the stock market. I have gained a keen understanding?of what to look for in potential borrowers, and will reinvest this loan wisely.? Feel 100% confident in bidding on this loan as I will NOT tarnish my status as a lender?on Prosper, and regardless of how I do reinvesting, I have plenty of savings and can easily repay this debt on a moment?s notice.?

Please bid with confidence, as this is as "sure" as a loan you can make.? Feel free to ask any questions.? Thanks!

***Please note that my last listing, which was bid down to 4.8%,?did not become active because I was out of town and could not send in all of the required paperwork to Prosper in the?few days that they give you to do so following the end of an auction.? I HAVE submitted all required documentation and this auction will become active shortly after it ends!!

Thanks! And like I said before, have no worries...I will pay this loan!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441703
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1987	Debt/Income ratio:	54%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	29 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	58	Length of status:	11y 7m
Amount delinquent:	$0	Revolving credit balance:	$10,532	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	sunshine0401	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
High Interest Loan!
Purpose of loan:
To pay off in full a very high?rate of interest?personal loan.?

My financial situation:
I need to pay this loan as soon as possible.? Even at 35% interest, it is lower than what I am paying now.? PLEASE GIVE ME A CHANCE!

My HR rating is inaccurate and I do not have as many open credit cards as my report states.? That is crazy!? I am a good candidate for this loan because?I pay my bills on time and pay them on before due dates.? I need to get this paid off ASAP.?

I would also just like the chance to get a loan from Prosper.? You will not be sorry.? You will get every cent of your money and will get a good return.? I want to establish myself with Prosper so after this loan I can consolidate my credit cards?to get myself completely out of debt in 3 years.? I have a specific plan to do it, but I need your help.?

I refinanced my vehicle loan through my local bank to pay off in 3 years versus 5 at a low interest rate of 6.9%, I had it financed somewhere else at a higher interest rate.??It is a 2006 Ford Explorer and I owe much less on it than the value.? I am unable to get a second loan at my bank for 6 months as I just took out this loan.?

I?work a full-time job 40 hours a week and a part-time job 20 hours a week, both are very stable jobs with stable income.? I have worked my full-time job for 11 years 7 months and my part-time job for 1 year 4 months.? I work both jobs as a medical transcriptionist from my home, full-time for a clinic, part-time for a hospital.?

Monthly net income: $ 3000 minimum to $3400 (Husband is not applying for this loan, but he has a net monthly income of $4000).

Monthly expenses: $1796
??Housing: $ 0 - Husband pays
??Insurance: $ 0 - Husband pays
??Car expenses: $916 (Vehicle loan); very minimal gas?$60/month; I work from home as a medical transcriptionist.
??Utilities: $ 90 (water bill)
??Phone, cable, internet: $190 (cable/internet) Husband pays remaining?bills?
??Food, entertainment: $200 (groceries)
??Clothing, household expenses $?No clothing purchases allowed?at this time
??Credit cards and other loans: $400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441707
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1993	Debt/Income ratio:	25%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	2 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	1y 2m
Amount delinquent:	$45,169	Revolving credit balance:	$4,891	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	89%	Stated income:	$1-$24,999
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	me-ladybug	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
opening a truck tire shop
Purpose of loan:
This loan will be used open a truck tire shop

My financial situation:
I am a good candidate for this loan because we already have a trucking business. my husband owns 3 trucks and trailers . we run 11 western states , now we want to get in into truck tire and service business. it is a profitable business and going strong. if you do a search , you wont find any truck service business gone belly up.
we managed to get some funds from other sources but need another $6k . my delinquency on my credit is a result of a short sale on my house , otherwise my credit score would have been higher. thnx.
Monthly net income: $ 6500

Monthly expenses: $ 3487
??Housing: $ 1350
??Insurance: $ 122
??Car expenses: $ 250
??Utilities: $ 120
??Phone, cable, internet: $ 95
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 400
??Other expenses: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441717
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$207.90

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	35	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$23,373	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	penny-collector	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying a credit card off
I would like to pay my credit card off since the APR went up. I have good credit and i think even great credit but i did pay this card late once by a few days since i went through my bank. I have never not paid any bills and i would like the opportunity to pay this credit card off without the high interest rate they are penalizing me with at 15%. I have always paid all my bills and have never declared bankruptcy or not paid a bill.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 394686
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 7.84%	Starting monthly payment:	$139.98

Auction yield range:	3.06% - 6.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1996	Debt/Income ratio:	18%
Credit score:	840-859 (Jan-2010)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,258	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	mangas	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Purpose of LoanLate last year I opened an online hobby shop. I initially started selling on eBay. However, it is very expensive to sell on eBay. I consequently started to build an online store at www.prorchobbies.com. Sales from the store produce a 20% profit margin versus 4% at eBay for the same product. My store is up and running but with a very limited selection of products. It also has had limited traffic as I have not yet had time and/or funds to effectively market the site. I am looking for a loan to help me build out my website with a full line of radio control cars, trucks, parts, accessories and tools.

Qualifications
I started working with online marketing in 2000. I have a good knowledge of what it takes to drive traffic to a website. I have thoroughly researched my market and believe there is plenty of opportunity in the R/C market. One of my hobbies as a youth was radio control cars so I understand and have experience with my market. I have a master?s degree in business and almost 10 years experience as a business professional. I am excited about this opportunity and looking forward to developing this business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424610
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.05%	Starting borrower rate/APR:	14.05% / 16.21%	Starting monthly payment:	$239.41

Auction yield range:	6.06% - 13.05%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1999	Debt/Income ratio:	22%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	39	Length of status:	8y 8m
Amount delinquent:	$117	Revolving credit balance:	$22,428	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	funds-marble	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
The purpose of this loan is to pay off my high interest credit cards.??I have been very diligent about maintaining good credit and would like to consolidate my credit cards into a loan that I can pay off instead of paying the high interest on each card.

My financial situation:
I am a good candidate for this loan because I am very responsible when it comes to repaying loans.? I have a solid job as a Mechanical Engineer in the Steel Industry.? I have a wonderful wife who is a Pediatric Occupational Therapist and a wonderful?2 year?old son, who keeps us very busy.? My debt to income ratio is good and I have ample income to repay this loan.? I am current on all my outstanding debts and am looking to get this loan to consolidate my credit cards.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440870
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$181.26

Auction yield range:	17.06% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2003	Debt/Income ratio:	13%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	21	Length of status:	2y 2m
Amount delinquent:	$225	Revolving credit balance:	$22,704	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	auction-workhorse679	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fence for Primary Residence
Purpose of loan:
This loan will be used to build a fence around my primary residence for the benefit of my golden retriever and husky.

My financial situation:
I am a good candidate for this loan because I have good income and limited expenses. I am going to build the fence regardless but I'd rather maintain my present cash cusion for emergencies and taxes and I think this would be a good way to begin borrowing from prosper to build a positive history.
Monthly net income: $ 9800

Monthly expenses: $
??Housing: $?1200
??Insurance: $ 290
??Car expenses: $?550
??Utilities: $?320
??Phone, cable, internet: $ 100
??Food, entertainment: $?300
??Clothing, household expenses $?200
??Credit cards and other loans: $?400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441240
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$543.79

Auction yield range:	17.06% - 17.20%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1998	Debt/Income ratio:	13%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$13,859	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	radiant-wealth	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
High income pro needs quick loan
Purpose of loan:
My contractor used his credit card to cover several material expenses on a rental home renovation he did for me.?This was an?unexpected expense for us and I just need a quick loan to get this taken care of.?

My financial situation:
I am an Air Force veteran and highly dependable. I have great employment that pays very well. My monthly expendable income after all bills is between $7500 - $8500 from my job alone. I also receive $855 monthly from rental home income, and my wife runs a bed and breakfast that makes an average of $700 a month. I am willing to provide pay stubs upon request. If you are looking for a borrower you can count on and a good return on your money, I?m your man!

Monthly net income: $ 18555
Monthly expenses: $
??Housing: $?3000????
??Insurance: $ 134
??Car expenses: $ 469?
? Utilities: $ 250?
Phone, cable, internet: $ 150???
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 3000
??Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441304
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,950.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 12.61%	Starting monthly payment:	$258.39

Auction yield range:	4.06% - 9.50%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1995	Debt/Income ratio:	12%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$8,430	Occupation:	Psychologist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	top-radiant-return	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Cards in 18 mos
Purpose of loan:? This loan will be used to pay the remaining balances on my credit cards.? I accrued the debt during my seven years of graduate school and post-doc during which my finances were extremely limited.? Since entering the work force, my focus has been on eliminating my consumer debt by paying more than the monthly minimum and moving the balances to new credit cards with no interest offers.? This approach has been somewhat successful but slower than I had anticipated.? Additionally, I do not want to continue opening new cards, and a set monthly loan payment will allow me to build up my savings, something that is important during these uncertain economic times.? In order for this loan to achieve my goals, the interest rate must be lower than what I am currently receiving through my credit card companies. I am hoping for a rate of at least 8.5% to improve upon my other alternatives.? ?

My financial situation:
I am a good candidate for this loan because of my good income since graduating in 2005 and finishing my post-doctoral fellowship in 2006 (over $100,000 the past three years). ? I also have a strong credit history.? I currently have 5 credit cards and have paid on time every month, even when I was a struggling student.? Although the loan would be a 3 year loan, I anticipate paying it off in 18 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441386
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$568.66

Auction yield range:	11.06% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2000	Debt/Income ratio:	18%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,123	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	yorktur1966	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off credit cards

My financial situation:
I am a good candidate for this loan?for the following reasons. Stable job and will payback immediately alteast 6000.00 by the end of?Feburary with?my tax refund?

Monthly net income: $

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 76????
??Car expenses: $?0
??Utilities: $ 300.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 400
?Clothing, household expenses $
??Credit cards and other loans: $ 600.00
??Other expenses: $ 600.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441450
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1997	Debt/Income ratio:	39%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	orange-blazing-repayment	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
travel to europe due to sick father
Purpose of loan:
This loan will be mainly used for possible travel to germany where my father is dealing with health problems

My financial situation:As a tennis professional my pay in tips is greater than my annual income.
I am a good candidate for this loan because of my debt ratio analysis and the positive amount of cash flow.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441488
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$311.58

Auction yield range:	17.06% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1985	Debt/Income ratio:	14%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	3y 3m
Amount delinquent:	$7,360	Revolving credit balance:	$95,290	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	catumbelense	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping niece
Purpose of loan:
This loan will be used to continue to finance my niece's college education.?She will be expected to make the payments, and I am assuming the debt responsibility.

My financial situation:
I am a good candidate for this loan because?I ever never defaulted on any loan and pay?my credidt cards in full?every month.?My husband and I own several rental properties and? we have a substantial net worth. All of our real estate has significant equity and we have a positive cash flow on our rentals that we have owned for over 7 years. We have been in our current residence for over 12 years and have equity in excess of $500,000.00. The $95,000 line of credit was used to remodel or primary residency, and the payments are always made on time.
The deliquency is due to the failure of a previous employer to pay for the corporate credit card and related job expenses. I have a nice nest egg and several 401Ks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$374.22

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1996	Debt/Income ratio:	18%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$166,189	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	order-magician	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
NBC4 Expo, Expenses, Equipment
EXPANSION BUSINESS LOAN

Purpose of loan:
This loan will be used to?(1) provide funding to pay to exhibit at NBC4?Health & Wellness Expo scheduled for January 16-17, 2010.? This event has over 80,000 people and it is free to the public.? (2)?The loan is needed for a business expansion.? It is needed to puchase aerobics equipment other items needed for our business.?

My financial situation:
I am a good candidate for this loan because we offer LIFESTYLE CHANGES at our fitness center!? Our members can work out or take advantage of personal training or bootcamps.?

Soon we will have group training classes i.e. aerobics, dancing, karate, etc.?forthcoming in February 2010.?

Monthly net income: $ (BUSINESS) $6,000 (PROJECTED IN 2-3 MONTHS) $20,000

Monthly expenses: $
Business Lease: $ 4,730
??Insurance: $ 0
??Utilities: $ 500
??Phone, cable, internet: $ 193?
??Payroll: $?2,200
??Lease (Equipment): $2,000?
??Other expenses: $ 1,491
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441510
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1989	Debt/Income ratio:	9%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,849	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	urbane-agreement1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment Purchase
Purpose of loan:
I'd like to update my last funding request....I've completed the minimum funding required to get my store open, with a planned date of mid-february. So, this funding request is simply to provide some additional working capital upon opening.

> I'm working a 350K project to open a new coffee shop in winchester va, and require an additional 75K of financing to complete the project, which has been funded entirely from my own pocket to date. The proceeds of this loan will be used to secure the purchase of kitchen equipment for the shop.
My financial situation:
I am a good candidate for this loan because I have a high credit score (740), a good paying job that I do not plan to leave, until the business demonstrates sufficient profits, and alot of support from suppliers, the franchisor, and the landlord.

Additionally, I have no debt, aside from two mortgage payments of 1900, and 350 respectively. The only utility I pay is electric so, I have quite a bit of disposable income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441516
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$280.40

Auction yield range:	11.06% - 24.56%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1996	Debt/Income ratio:	44%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	8 / 3	Employment status:	Retired
Now delinquent:	0	Total credit lines:	11	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,190	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	repayment-platoon	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate my credit cards.

My financial situation:
I am a good candidate for this loan because?I always paye off my loans.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441518
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$633.30

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	7 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	14y 3m
Amount delinquent:	$0	Revolving credit balance:	$150,618	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ASTRIC	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF HIGH INTEREST C.C.
Purpose of loan:
This loan will be used to high interest credit card.
.
My financial situation:
I am a good candidate for this loan because my income is stable and high enough to safely make the loan payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441522
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$743.27

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1999	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$138,031	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	sharp-credit0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Healthy Concept Seeking Working Cap
I am opening a healthy food store in Texas. Each of the fresh, packaged, gourmet-inspired meals is low fat, low sodium and diabetic-safe. I am requesting $25,000 in working capital to sustain my business during the first three months of being open. I have funded approximately 85% of the start-up costs myself, and am now seeking funds to support operations and beef up marketing when I open. I have already had a professional food photographer shoot each meal, and I have an entire marketing campaign, including advertisements and branded merchandise, ready to be launched the week I open. I also have had a design firm create an interactive website that allows customers to place orders online, track their order history, and track the progress of their health and fitness goals. The site will be launched one week after the store opens in order to allow time for the retail location to work out any kinks. Approximately $15,000 of the requested funds would be used to pay cooks as well as cover rent and utilities in the store; the remaining $5,000 would be used for a last marketing push to advertise the store?s opening.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441524
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-2002	Debt/Income ratio:	18%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	21	Length of status:	1y 9m
Amount delinquent:	$91	Revolving credit balance:	$1,850	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	cbeatty0130	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Perfect payment hist. for 5+ Years
Purpose of loan:
This loan will be used to??We are mainly trying to increase our credit scores by lowering the balances on our credit cards so that we can buy a bigger house.? This will allow us to qualify for a conventional mortgage.? We just became foster parents for twin babies in 2008 and really need to buy a larger house.? Our lower scores are preventing that at this time.

My financial situation:
I am a good candidate for this loan because?? I have a Great STEADY job.? I am a Bank Manger for a large Regional Bank in Indiana.? My wife has never been late on any payment and I haven't been late on anything since I was an 18 year old college student (2002).? There is still one delinquent item on my report for $91.? It is being disputed.? I started rebuilding my credit in 2004 and have never been late since then.? We are homeowners and our scores are low only because of the high balances on the credit cards.??This will be a great opportunity for you to make a good return on your money and it will be completely hassle free.?

Monthly net income: $ 4300

Monthly expenses: $ 2151
??Housing: $ 445
??Insurance: $ 120
??Car expenses: $ 391
??Utilities: $ 200
??Phone, cable, internet: $ 120
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 375
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441528
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1994	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	16y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,880	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	purposeful-income2	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funding for school
Purpose of loan:
This loan will be used to pay for classes towards completing my degree in International Business. It will cover tuitition, books and a few minor bills that will allow my to cut back a few hours from work to focus on school.
My financial situation:
I am not in any major debt, nor have I ever been. My bills are always paid on time and I consider?myself to be?good candidate for this loan because?I?am?a mature and responsible?adult. ?

Monthly net income: $ 3100.00

Monthly expenses: $?
??Housing: $ 700.00
??Insurance: $?170.00
??Car expenses: $?250.00?
??Utilities: $ 100.00
??Phone, cable, internet: $ 175.00
??Food, entertainment: $?600.00
??Clothing, household expenses $?200.00?
??Credit cards and other loans: $ 250.00?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441540
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	25.07%	Starting borrower rate/APR:	26.07% / 30.00%	Starting monthly payment:	$40.33

Auction yield range:	8.06% - 25.07%	Estimated loss impact:	8.60%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	7 / 5	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	38	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	0
Screen name:	funds-supergiant	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
cash to complete rental property
Purpose of loan:
This loan will be used to?
We have purchased a foreclosed home and we are currently fixing up the property to resell

My financial situation:
I am a good candidate for this loan because??
I am responsible and I work until the job is done..
the house is ready to be repaired and resold.

Monthly net income: $ 6270

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 108
??Car expenses: $?200
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 120
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441542
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$263.73

Auction yield range:	17.06% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1992	Debt/Income ratio:	41%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	95	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$21,579	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	rp	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	21 ( 91% )	640-659 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	2 ( 9% )	640-659 (Nov-2009) 680-699 (Aug-2008) 620-639 (Jul-2008) 600-619 (May-2008)
Principal balance:	$3,586.94	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
consolidation of credit cards
Purpose of loan:
I am looking to consolidate all of my credit cards into one loan.? With this loan I will be able to pay off all of my credit card debt and have it in one loan.? With this loan I will be able to pay off some of my high debt credit cards and assist me with getting the high rated cards out of circulation.

My financial situation:I am in good financial condition.? I pay all my bills ontime.? I am an honest and reliable person who wants to just pay off my credit cards so I can become debt free from these and have one loan.
the following are the bills that I will pay off with this loan

Discover????????????????300
CapitalOne????????????2700
Chase?????????????????3000
Household????????????2000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441546
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$387.21

Auction yield range:	6.06% - 9.00%	Estimated loss impact:	5.14%
Lender servicing fee:	1.00%	Estimated return:	3.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2001	Debt/Income ratio:	14%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$9,656	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	shaz	Borrower's state:	Washington	Borrower's group:	Microsoft Employees
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	740-759 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-659 (Jan-2007)
Principal balance:	$162.78	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Pay off high interest credit cards.
Purpose of loan:
To consolidate my credit cards into one payment with a much lower interest rate.

My financial situation:
I make a good, steady?income with the job I've had for almost four years and I'm about to make the last payment on my first 3-year propser loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441548
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,900.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$260.24

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1997	Debt/Income ratio:	48%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$20,342	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	vaner	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-679 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	0
Description
Would like to lower rate on CC
Purpose of loan:
This loan will be used to pay off a credit card so that I can have a lower interest rate.

My financial situation:
I am a good candidate for this loan because I have never had a late payment.? The majority of my debt was from law school.? I am very motivated to pay off my debt.

Monthly net income: $ 5,000

Monthly expenses: $
??Housing: $ 960
??Insurance: $ 40
??Car expenses: $ 0
??Utilities: $?100
??Phone, cable, internet: $ 200
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441552
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,900.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$266.89

Auction yield range:	11.06% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-2006	Debt/Income ratio:	32%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,470	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	return-swashbuckler1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off motorcycle loan (harley)
Purpose of loan:
This loan will be used to? pay the existing balance of motorcycle loan (harley davidson credit)

My financial situation:
I am a good candidate for this loan because? no late payments

Monthly net income: $ 25,500+

Monthly expenses: $ 1,305
??Housing: $ 790
??Insurance: $ 50
??Car expenses: $ 40
??Utilities: $ 0 (included)
??Phone, cable, internet: $ 0 (included)
??Food, entertainment: $ 250
??Clothing, household expenses $ 20 ????
??Credit cards and other loans: $ 125
??Other expenses: $ 30
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441604
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1996	Debt/Income ratio:	34%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,261	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	23	Homeownership:	Yes
Inquiries last 6m:	11
Screen name:	prudent-money0	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to pay for electrial upgrades needed to my home.

My financial situation:
I am a good candidate for this loan because?I am working to rebuild my credit. I have learned from past mistakes and look forward to paying all payments on time. I hope to be able to use my good credit to purchase a new car without a year or two.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 720
??Insurance: $ 180
??Car expenses: $ 250
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $?200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1995	Debt/Income ratio:	14%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,289	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	23%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	2
Screen name:	muth6969	Borrower's state:	Minnesota	Borrower's group:	Our Values
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building Credit
Purpose of loan:
I'm trying to buy a condo and I'm looking to try to improve my credit score to help lower the costs as well as finish off a few debts I still have and maybe even take a few days off from work and just relax for once.? I've been a member of Prosper for several years now and I even do a little lending as well. I've tried to get a loan in the past but my credit has always been too bad to get anywhere.? Well now several years later, I've slowly but surely been building my credit score and paying off some really bad debt.?

My financial situation:
I have 2 goals in mind.? The first goal like most people on prosper is to lower my interest/late fees and consolidate my debts into 1 more manageable payment.? My 2nd goal is to add one more good thing to my Credit Score.? If approved I will setup an automatic payment on a bi-weekly basis (to match my pay dates) and will do my best to pay off the loan in 24-30 months (slightly faster then then normal 36 month or 3 year plan.

Monthly net income: $ 3900

Monthly expenses: $
? Rent: $ ???? ???? ???? ???? ???? ???? ????? 600
??Insurance: $ ???? ? ?? ???? ???? ???? ?????? 0 (I don't own a car)
??Car expenses: $ ???? ???? ???? ???? ??? ? 0 (I don't own a car)
??Utilities: $ ???? ???? ???? ???? ???? ???? ? ?? 0 (all utilities are included in my rent)
??Phone, cable, internet: $ ???? ???? ? 50 (cable internet)
??Food, entertainment: $ ???? ???? ?? 350
??Clothing, household expenses $235
??Credit cards: $ ???? ???? ???? ???? ??? 500
? Student loan: $ ???? ???? ???? ???? ?? 250
??Other expenses (IRA) $?? ???? ??? 100
?? current debt payoff: $??? ???? ????? 500
? spare monies going to savings? $1315 (for down payment)
total each month: $?????????????? 3900

As you can see I really don't need a loan, what I really need is another good report on my credit score. I'm currently putting a large amount into savings to pay for the down payment and closing costs for the purchase of a new condo.? Paying a little interest now could save me tens of thousands in mortgage costs later on as this loan can help bump my credit score into a better score bracket.

Thank you all for your consideration and willingness to read my request.? Please feel free to email me if you have questions or concerns you would like more info on.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441628
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.05%	Starting borrower rate/APR:	15.05% / 17.22%	Starting monthly payment:	$277.52

Auction yield range:	6.06% - 14.05%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2000	Debt/Income ratio:	38%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	7y 0m
Amount delinquent:	$0	Revolving credit balance:	$19,574	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	engineere	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	740-759 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-659 (Apr-2008)
Principal balance:	$1,499.77	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Consolidating Debt after Wedding
Purpose of loan:
This loan will be used to pay off the debt my wife and I have accumulated since our big wedding last October. We all know how expensive a wedding is!

My financial situation:
I am a good candidate for this loan because I currently have a loan from prosper.com for almost two years and have never been delinquent.? I have great credit, work full time,?attend school for electrical engineering, own a house,?my wife has a well paying job, and both of our cars are paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441636
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$91.47

Auction yield range:	3.06% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1983	Debt/Income ratio:	9%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	11y 5m
Amount delinquent:	$0	Revolving credit balance:	$41,000	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dr-ferret	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	37 ( 100% )	760-779 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	760-779 (Feb-2008) 780-799 (Jan-2007)
Principal balance:	$2,187.90	1+ mo. late:	0 ( 0% )
Total payments billed:	37
Description
Roof Repair Needed
The roof started leaking into the home office where I teach online courses, and the office flooded.?The estimate to repair the roof is $3000. I will be doing the office repairs myself (I have already taken out the carpet and pad, as well as the drywall that was affected).
I believe I am a good candidate for this loan, as I have taken on additional extracurricular projects to earn money to help fund these activities, including teaching extra classes, doing income taxes for people, and consulting. Teachers just need some help in balancing cash flow to meet extra needs.

Thank you for your consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441638
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$196.16

Auction yield range:	17.06% - 23.00%	Estimated loss impact:	19.32%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-2002	Debt/Income ratio:	48%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	4y 0m
Amount delinquent:	$415	Revolving credit balance:	$1,218	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$1-$24,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Priyam	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Move business to high traffic locat
Purpose of loan:
This loan will be used to move the sub shop to a new location. The current location lease expires soon and the new location has high traffic, more parking space and cheaper rent..
My financial situation:
I am a good candidate for this loan because my family has owned this business for almost 10 yrs. Due to my father's demise, I operate the business.

Monthly net income: $ 2400.00

Monthly expenses: $
??Housing: $ 522.40
??Insurance: $ 69
??Car expenses: $ 100
??Utilities: $ 75
??Phone, cable, internet: $ 75
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 3000
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441640
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.41%	Starting borrower rate/APR:	8.41% / 10.50%	Starting monthly payment:	$110.34

Auction yield range:	4.06% - 7.41%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1977	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	37y 6m
Amount delinquent:	$0	Revolving credit balance:	$14,093	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	money-youngster	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off 2 loans and help dad
Purpose of loan:
This loan will be used to? I recently had a loan request on Prosper but withdrew.? I would still like to get a loan but now for $3,500.00? $2,500 is still needed for 2 personal loans consolidation.? The interest rate is high and with the Prosper loan paying them in full will be a money saving event.? The other $1,000 will be used for my dad.? He is a retired widower who is in need of car repairs.

My financial situation:
I am a good candidate for this loan because? I have been employed for 37 1/2 years and expect to continue working for the same company.? You will not have to worry about me not repaying the loan as I am a very conscientious person with a strong sense of doing things right.? Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441644
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$206.82

Auction yield range:	17.06% - 27.00%	Estimated loss impact:	26.57%
Lender servicing fee:	1.00%	Estimated return:	0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1986	Debt/Income ratio:	4%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	1 / 0	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	36	Length of status:	9y 8m
Amount delinquent:	$44,509	Revolving credit balance:	$0	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	32	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	BeenJamin	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	3 ( 100% )	660-679 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-719 (Aug-2009) 740-759 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Automobile Upgrade
Purpose of loan:
This loan will be used to Upgrade my Automobile
My financial situation:
I am a good candidate for this loan because:
1) My strong credit profile
2) Excellent Employment history
3) Low debt to income
4) Good repayment history on all mortgage and consumer accounts
5) I own my automobile
6) I had previous Prosper loans that I paid off early
7) I am a very responsible person

Monthly net income: $3000
Monthly expenses: $2000

I currently have no debt other then Chapter 13 Payments towards the debt that is listed as deliquent
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441646
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1991	Debt/Income ratio:	39%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	21 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	73	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$17,567	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	burgeoning-value7	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Divorce
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441654
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1996	Debt/Income ratio:	37%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,822	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	102%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	loan-artisan	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
longterm biz relationship wanted
Purpose of loan:
This loan will be used to? complete inventory of nike, reebok mchse.

My financial situation:
I am a good candidate for this loan because? never been late.? Business is good!

Monthly net income: $?19000+ shop income

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 83 combined
??Car expenses: $ 0
??Utilities: $ 110
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 5000 but soon to be retired
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441658
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1999	Debt/Income ratio:	26%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	30y 5m
Amount delinquent:	$355	Revolving credit balance:	$5,549	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	KINGLY	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 91% )	600-619 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 9% )	620-639 (Sep-2009) 600-619 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
HELP MY MOTHER
Purpose of loan:
This loan will be used to?
I would like to be able to help my mother with a few repairs around her house. Also, I am going back to school for computer technology and want to make sure that I have the funds to do so.
My financial situation:
I am a good candidate for this loan because? I had a previous loan with Prosper and was very diligent in paying it back. I also like the idea of friends helping friends. I want to be a lender someday soon myself.????????

Monthly net income: $?1850.00????Monthly expenses: $ 1370.00
??Housing: $ 200.00????
??Insurance: $34.00
??Car expenses: $?80.00(fuel,oil)
??Utilities: $
??Phone, cable, internet: $ 42.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $501.00???Other expenses: $ 523.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441660
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 7.34%	Starting monthly payment:	$185.26

Auction yield range:	3.06% - 6.00%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Nov-1993	Debt/Income ratio:	37%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$21,836	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	linds3939	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	780-799 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	0 ( 0% )	760-779 (Jun-2008)
Principal balance:	$5,105.29	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Young Lawyer w/ High Interest
I am a good candidate for this loan to consolidate my high interest credit cards because I have never missed a payment in my life. I am and have always been current on my other Prosper loan.

I had a rough period in late 2007 and not wanting to miss payments to student loan lenders and other creditors, I paid bills with high interest credits cards.?I am a young lawyer and starting salaries don?t always compensate for astronomical student loan payments coming right out of school. In order to make ends meet while studying for the Bar Exam in 2006 and finding that first job, I was forced to put utility payments, groceries, gas, and other necessities on credit cards. To compound my situation, I lost my job at a real estate firm in August of 2007 due to the down turn in the economy (we handled buying and selling of commercial and residential properties). I was out of work for two months and, again, the circumstances necessitated that I put utility payments, gas, and groceries on credit cards while only being able to make minimum payments.

I have been lucky enough to find employment at large, stable firm. I am still working diligently to pay down this debt incurred. I am requesting a loan of $6,000 so that the highest interest credit card may be paid off in full and I can get closer to finally paying off the debt I owe.??

If there are any questions or concerns I would be happy to explain my situation and intentions further. Thank you for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441664
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 7.84%	Starting monthly payment:	$155.53

Auction yield range:	3.06% - 6.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	4 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,528	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	creative-payout3	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help Acme Canine grow
Purpose of loan:
This loan will be used to? update our website which provides 1/2 of our client referrals.? Please visit our current website at www.acmecanine.com .?

My financial situation:
I am a good candidate for this loan because?? since the inception of Acme Canine we have continued to increase?our yearly?revenue by nearly 200%.??We continue to have a solid reputation in the community and have received awards reflecting this.? Our financial situation is good and we receive a steady revenue due to diversifying our services from training in our clients homes to group classes to residencies and offering boarding exclusively to our clients and workshops and grooming.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441666
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.06%	Starting borrower rate/APR:	12.06% / 14.19%	Starting monthly payment:	$332.43

Auction yield range:	11.06% - 11.06%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2002	Debt/Income ratio:	64%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,895	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Customwoodman	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	720-739 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	680-699 (Aug-2008)
Principal balance:	$9,632.44	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Consolidating Debt
Purpose of loan:
This loan will be used to consolidate a high interest loan with high monthly payments into a more manageable loan.? We are in the process of trying to purchase a house before the April deadline to get the tax incentive.? I've been married for about 1.5 years.? We are looking to decrease our debt/Income Ratio with this loan.

My financial situation:
I am a good candidate for this loan because my wife and I are in a good financial situation and are looking to get a house and start our family.We both are full time employees with very steady jobs.I have been on mandatory overtime for most of the winter.I work in the family business my uncle owns.It?s an electrical/utility engineering firm. My wife is salary as an athletic trainer for one of the local hospitals and high school.I also do moving jobs to earn extra cash each month.? I have a Bachelors degree and My wife has her Masters Degree.? Prosper is giving me a D rating because of me alone debt to income ratio.? Ask questions as needed.? Thanks

My Current Debt/Income Ratio is 57.4%.? After loan? 48%.? Wife and I? 42.5%.? After loan? 38.2%

Total Income? $6150
?????? Auto's?????? 424
?Student Loan ? 879
??????? Rent??????? 720
High Int. Loan?? 590? (332 after consolidation)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441668
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-2003	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,324	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	4
Screen name:	felicity-friend	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for school and credit debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441672
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.95%	Starting borrower rate/APR:	22.95% / 25.23%	Starting monthly payment:	$290.13

Auction yield range:	8.06% - 21.95%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1997	Debt/Income ratio:	33%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	cedar2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my personal loan
Purpose of loan:
This loan will be used to pay off a high interest personal loan.

My financial situation:
I am a good candidate for this loan because I have a 100% on time payment history for over nine years. Due to excellent performance, I recently received an increase in salary as a result of additional responsibilities added at my relatively new job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441674
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1998	Debt/Income ratio:	22%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	38	Length of status:	12y 7m
Amount delinquent:	$151	Revolving credit balance:	$3,158	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	helpful-rupee	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MEDICAL BILLS
Purpose of loan:
This loan will be used to? consolidate my debt that includes medical bills and credit cards.

My financial situation:
I am a good candidate for this loan because? I work hard and am trying to pay my debt off.

Monthly net income: $

Monthly expenses: $
??Housing: $ 700
??Insurance: $
??Car expenses: $
??Utilities: $ 50
??Phone, cable, internet: $ 25
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $?250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441676
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	11.06% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1999	Debt/Income ratio:	29%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,545	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	compassion-samaritan	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Med School debt Consolidation
Purpose of loan:
This loan will be used to pay off other higher interest rate debt.? Through medical school I accumulated debt that is now at very high interest rates and now I would like to consolidate that debt.

My financial situation:
I am a good candidate for this loan because my credit history is great and I have never missed payments. I understand my prosper rating is not great but, again, I spent 4 years in medical school with no income and I am now just trying to reduce the interest rates on my debts to get out faster. This money will go to good use and help me greatly during my residency years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441678
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1993	Debt/Income ratio:	11%
Credit score:	600-619 (Jan-2010)	Current / open credit lines:	8 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	1y 7m
Amount delinquent:	$24	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	29	Homeownership:	No
Inquiries last 6m:	0
Screen name:	chantelmd	Borrower's state:	Colorado	Borrower's group:	Second Chances Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 92% )	600-619 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	3 ( 8% )	(Feb-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
New Beginning-Debt Free & Divorced!
In some ways I am just like many Americans who are trying to repair a credit history tarnished by a difficult divorce. Yet in other ways I distinguish myself in that I have also spent the last 12 years of my life dedicated to giving to others. I lived in Sri Lanka for 6 months campaigning against pedophilia and counseling victims. I have directed children?s services for two non-profits serving kids with emotional and behavioral problems and with developmental disabilities. Maybe it?s my dedication to working with kids that everyone else has given up on that makes me think that I deserve a second chance to rebuild my credit and have a fresh start. Giving to others is important to me, and I know that with improved credit I will better be able to give back to those who need it. I have been a director for a non-profit in Colorado for almost 2 years. Prior to that, I was with the same agency in Florida for 8 years. You will notice that although my credit score is low, my debt to income ratio is not bad so servicing this loan will not be a problem. I am seeking a loan?to pay off my debts and rebuild my credit following a difficult divorce. Thanks for reading, and thanks allowing me to have a second chance to rebuild my credit and to help me in being able to give back to others in a meaningful way in the future.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441682
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-2005	Debt/Income ratio:	25%
Credit score:	600-619 (Jan-2010)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,238	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	WhiteRoses	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,800.00	< mo. late:	0 ( 0% )	600-619 (Dec-2009) 520-539 (Jun-2008)
Principal balance:	$1,655.95	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Paying off Credit Card Debt
Purpose of loan:
This loan will be used to?consolidate my credit card debt.?Getting this loan will not only improve my credit score but help me manage my finances?as well as consolidate?all of my bills into one monthly payment.?I will also be saving approximately $45 a month.

My financial situation:
I am a good candidate for this loan because I have never been late on any credit card or loan payments. I have been working for my employer for four years and three months as well as the fact that I have an e-commerce site which generates between $300 and $500 a month including sales and advertising revenue.

Monthly net income: $ 3039

Monthly expenses: $?1592
??Housing: $ 300
??Insurance: $ 158
??Transportation: $ 89
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 610
??Business expenses: $ 40

Happy New Year! Thank you for taking the time to view my listing.
Kind Regards

JS
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441686
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-2000	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	6 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	9	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,071	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	terrific-dough	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding in may and payin cc off
Purpose of loan:
This loan will be used to? pay off credit cards and pay for a wedding in may

My financial situation:
I am a good candidate for this loan because?
I pay my bills on time.I pay more than the minimum? payment.Im a stay at home mom and my fiance works full time.
Monthly net income: $
3520
Monthly expenses: $
??Housing: $ 350.00
??Insurance: $ 115
??Car expenses: $ 300
??Utilities: $ 150
??Phone, cable, internet: $
100??Food, entertainment: $?300
??Clothing, household expenses $
??Credit cards and other loans: $?200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441690
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	4 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,336	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cash-lyrics	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating College Debt
Purpose of loan:
This loan will be used to help pay off credit card debt and applied towards loans, both which I accumulated during my time at the University of Florida. I have recently graduated and am working with an internet start-up business and would like to consolidate my payments.

My financial situation:
I consider myself a perfect candidate for this loan because I am a responsible college graduate who is well respected by his peers. I have never missed a payment on any of my credit cards and I take my credit score seriously. I plan to be very diligent in this loan process so that I leave my name in good standing here on prosper.com. I currently work with an internet start-up business which is on the cusp of great things during a very short period of time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441696
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.99%	Starting borrower rate/APR:	10.99% / 14.57%	Starting monthly payment:	$32.73

Auction yield range:	4.06% - 9.99%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Nov-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	16 / 16	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$41,095	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	capital-breeze1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
outwit the credit card companies
Purpose of loan:
This loan will be used to pay down?credit card balances which recently have been?changed to excessive interest rates for no good reason.?

My financial situation:
I am a good candidate for this loan because I have always paid my bills in full and on time, yet this time I am aspiring to beat the credit card companies at their own game: pay down the balances as fast as possible, therefore paying down more every month and paying them off sooner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441698
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1992	Debt/Income ratio:	55%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,983	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	flexible-peso	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off debt
Purpose of loan:
This loan will be used to? pay off my debt and help my daughter in college.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 2600.00

Monthly expenses: $
??House
??Insurance: $ 200.00??Car expenses: $ 384.00
??Utilities: $ 140.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2007	Debt/Income ratio:	15%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,066	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	favorable-trade4	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
transportation & laptop for school
Purpose of loan:
This loan will be used to? buy a reliable car so i have transportation to school, buy a laptop to make my assignments easier to complete and also to pay for 2 non-credit certification courses that will help improve my job qualifications in the future.

My financial situation:
I am a good candidate for this loan because? i am determined to work as hard as i have to so i can complete my degree program, enter the job market and start my career as an enviro. engineer

Monthly net income: $
1600
Monthly expenses: $
??Housing: $ 400
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 30
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441704
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.98%	Starting borrower rate/APR:	6.98% / 7.32%	Starting monthly payment:	$61.74

Auction yield range:	3.06% - 5.98%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1996	Debt/Income ratio:	20%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$26,192	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	top-prudent-treasure	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping out parents bills
Purpose of loan:
This loan will be used to? help out my parents bills.

My financial situation:
I am a good candidate for this loan because? I have never missed a payment, always payed bills with more than minimum payment, and have a good credit rating.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441708
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.09%	Starting monthly payment:	$159.00

Auction yield range:	6.06% - 8.00%	Estimated loss impact:	5.12%
Lender servicing fee:	1.00%	Estimated return:	2.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2003	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	7 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,459	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	coin-quest8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Holiday Debt
Purpose of loan:
Help get past all of the holiday spending and bills to come in. I've attempted to work with my crediters but they wont budge from my current terms.

My financial situation:
Always a reliable bill payer my whole life.?In?June?I worked with a VA lender who quoted my personal credit score at 780 and my wife at?813.?We did buget our finances this season however my crediters wouldn't reduce my interest rates or work with me at all. I have a?$1,500 reserve of funds to buget through the next few months as well a $4,500 stock portfolio to utilize if necessary, but with everything coming together at the same time I need to consolidate my debt and make it easier to manage.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441710
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1979	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,534	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	marodale22	Borrower's state:	NewYork	Borrower's group:	UtopiaLoans.com - Now Over $1 Million in Closed Loans!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	520-539 (Jan-2008) 520-539 (Nov-2007) 640-659 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
A water heater and CC payoffs
Purpose of loan:
This loan will be used to? for an emergency need for a new water heater and to pay off 2 credit cards.

My financial situation:
I am a good candidate for this loan because?
I paid off a previous prosper loan on time and dependably for $4500.00 in may of 2006. I pay my current mortgage that I took out in 2008 on time. This mortgage is 1yr and 3months old.????????

Monthly net income: $ 4400

Monthly expenses: $
??Housing: 1958.00 Principal and interest
??Insurance: $?440 escrow amount
??Car expenses: $ 250.00
??Utilities: $ 400.00
??Phone, cable, internet: $ 300.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441714
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$81.42

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-2001	Debt/Income ratio:	44%
Credit score:	600-619 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	34	Length of status:	8y 11m
Amount delinquent:	$1,333	Revolving credit balance:	$907	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	2
Screen name:	JOEHIPP2	Borrower's state:	Virginia	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 94% )	600-619 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	2 ( 6% )	520-539 (Dec-2006) 520-539 (Nov-2006) 460-479 (Nov-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Pay off high line of credit
Purpose of loan:
This loan will be used to? Pay off a very high interest revolving line of credit. The balance on this line of credit is $1778.64 and I am paying $446.07 twice a month. I keep having to withdrawl more money from it just to make end meet.

My financial situation:
I am a good candidate for this loan because? I have a steady, reliable income. I have been active duty military for almost 9 years (February 2001). My current enlistment is not up until 2013 and I plan to reenlist and retire from the Army.

Monthly net income: $ 4800

Monthly expenses: $
??Housing: $ 875
??Insurance: $ 54
??Car expenses: $?500
??Utilities: $?140
??Phone, cable, internet: $?200
??Food, entertainment: $?600
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 1600 (which will be lowered to 710 if?I am able to pay off line of credit)
??Other expenses: $ 150 (diapers and formula, etc)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441716
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$904.56

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1990	Debt/Income ratio:	31%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	13y 8m
Amount delinquent:	$0	Revolving credit balance:	$12,172	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	ozzie1952	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Online Sales American Work Boots
Purpose of loan:
My partner and I started this business 3 1/2 years ago. We sell boots made by in the USA, many of which are made in Wisconsin. Our monthly gross sales are now consistently between $20,000 and $30,000 per month. We started this business on a shoestring - and the shoe company has been carrying us in the amount of approximately $50,000. Four months ago?the shoe company asked that we come up with a substantial payment on that amount.? To do that we borrowed $25,000 from another peer to peer lending site.? We have made three payments on that loan in a timely manner, but we would like to bring our account completely current with our vendor.? If we can borrow this money, and pay this loan off over a 3 year period, it will work much better for us rather than trying to apply all our monthly receipts toward our account.? Our cash flow is such that we will easily be able to make the monthly payments on this loan as well.?

My financial situation:
My partner is a 28 year marketing and advertising veteran. In 2006 he started a small internet business development company with the launch of our current venture. As Managing Director, my partner overseas the day-to-day management of customer orders, queries and new business development. He also serves as the web master; maintaining and refreshing our two sites as conditions require. I am the CEO of small financial institution and have contributed my bookkeeping and financial management experience to the partnership. I also manage our relationship with the major search engines and have optimized our position resulting a continuous page one placement for both websites on Google. I have excellent credit and will continue to manage the financials, while my partner will focus on operations.

If you have any further questions please feel free to ask.? Anticipating one question - the financial institution I run does not do business lending, and even if they did I would prefer not to bring this loan to my place of employment!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441720
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$75.43

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1987	Debt/Income ratio:	27%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	45	Length of status:	22y 8m
Amount delinquent:	$1,600	Revolving credit balance:	$11,281	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	peaceful-agreement4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Plumbing and roof repair
Purpose of loan:
Take care of some plumbing repairs and roof repairs that have needed attention for quite some time, but have always taken a back seat to other expenses.

Monthly net income: $ 5400.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441728
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$204.13

Auction yield range:	8.06% - 26.00%	Estimated loss impact:	7.12%
Lender servicing fee:	1.00%	Estimated return:	18.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1990	Debt/Income ratio:	77%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$49,610	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	growing-sales2	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinancing from business startup
Purpose of loan:
This loan will be used as a first step in refinancing credit card debt incurred during the business start up of Impulse Creations. The business has been profitable for several years but interest on credit cards is limiting growth. This initial loan is the first to prove myself here on Prosper and other loans will follow until all debt has been refinanced.

My financial situation:
I am a good candidate for this loan because I pay both all business and personal debts on time with no exceptions. I have no late payments of any kind. This business debt on personal cards gives me a high debt to income ratio but the debt is actually a business expense and is paid for with business funds which are far more than sufficient. Once business debt on personal cards is removed from the equation, the debt to income ratio is excellent and would greatly improve the Prosper rating.

I have no problem meeting current or future obligations and take those obligations seriously. Creditors and my customers come first before anything else. In addition, this loan will not incur any new debt since it will be used exclusively to pay off old debt.

Monthly net income: $ 4335.00

Monthly expenses: $ 2450.00
Information in the Description is not verified.